Summary Prospectus November 1, 2011

JPMorgan SmartRetirement® Income Fund

Class/Ticker:     A/JSRAX     C/JSRCX     Select/JSRSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2011, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 78 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of Offering Price	4.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses	0.31	0.31	0.31%
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.06	0.06	0.06
Acquired Fund Fees and Expenses (Underlying Fund)	0.61	0.61	0.61

Total Annual Fund Operating Expenses	1.17	1.67	0.92
Fee Waivers and/or Expense Reimbursements[1]	(0.29)	(0.14)	(0.14)

Total Annual Fund Operating
Expenses After Fee Waivers and Expense Reimbursements[1]	0.88	1.53	0.78

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.27%, 0.92%, and 0.17% of the average daily net assets of the Class A, Class C, and Select Class Shares, respectively. This contract cannot be terminated prior to 11/1/12 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/12 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	536	777	1,038	1,782
CLASS C SHARES ($)	256	513	894	1,965
SELECT CLASS SHARES ($)	80	279	496	1,118

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	536	777	1,038	1,782
CLASS C SHARES ($)	156	513	894	1,965
SELECT CLASS SHARES ($)	80	279	496	1,118

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement® Income Fund is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds), and is generally intended for investors who are retired or about to retire soon. The Fund is designed to provide exposure to a variety of asset classes through investments in underlying funds, with an emphasis on fixed income funds over equity funds and other funds. The Fund’s strategic target allocations among various asset classes and types of underlying funds as of November 1, 2011 are set forth below:

Strategic Target Allocations
Fixed Income	55.5%
U.S. Fixed Income Funds	33.5%
Inflation Managed Funds	10.0%
High Yield Funds	7.5%
Emerging Markets Debt Funds	4.5%
Equity	31.0%
U.S. Large Cap Equity Funds	16.0%
U.S. Small/Mid Cap Equity Funds	3.5%
REIT Funds	2.5%
International Equity Funds	7.0%
Emerging Markets Equity Funds	2.0%
Money Market Funds/Cash and Cash Equivalents	10.0%
Money Market Funds/Cash and Cash Equivalents	10.0%
Commodities & Global Natural Resources	3.5%
Commodities Funds	1.5%
Global Natural Resources Funds	2.0%

These strategic target allocations represent J.P. Morgan Investment Management Inc.’s (JPMIM or the Adviser) view of how the Fund’s investments should be allocated over the long term. The Fund’s actual allocations may differ due to tactical allocations. The Adviser will use tactical allocations to take advantage of short to intermediate term opportunities through a combination of positions in underlying funds and direct investments, including derivatives. As a result of these tactical allocations, the Fund may deviate from its strategic target allocations at any given time by up to +/- 15% for fixed income, +/- 10% for equity, +/- 20% for money market/cash and cash equivalents and +/- 5% for commodities and global natural resources. These ranges apply to both the asset classes and types of underlying funds. Updated information concerning the Fund’s actual allocations to underlying funds and investments is available in the Fund’s shareholder reports and on the Fund’s website from time to time.

The Adviser will review the Fund’s strategic target allocations among the various asset classes and types of underlying funds on at least an annual basis and may make changes when it believes it is beneficial to the Fund, including, but not limited to, adding new asset classes, removing asset classes, changing the asset class allocations or changing the types of underlying funds or underlying fund allocations. In establishing the Fund’s strategic target allocations, the Adviser focuses on asset classes and underlying funds that the Adviser believes would outperform the Fund’s benchmarks and peer group over the long term. The Adviser will also review its tactical allocations on a periodic basis and may make modifications in its discretion.

In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives, and such investments will be allocated to the appropriate asset class, as applicable. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use derivatives such as futures contracts to gain exposure to, or to overweight or underweight its investments among, various sectors or markets. The Fund may also use exchange traded futures for cash management and to gain exposure to equities pending investment in underlying funds.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investment Risk. The Fund is not a complete retirement program and there is no guarantee that the Fund will provide sufficient retirement income to an investor. Meeting your retirement goals is dependent upon many factors including the amount you save and the period over which you do so. You should consider your expected retirement date, individual retirement needs (i.e., how much money you expect to need), other expected income after retirement, inflation, other assets, and risk tolerance in choosing whether to invest in the Fund. Your risk tolerance may change over time and the Adviser may change the Fund’s strategic target allocation model. It is important that you re-evaluate your investment in the Fund periodically.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the Adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Tactical Allocation Risk. The Adviser has discretion to make short to intermediate term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund and/or cause the Fund to have a risk profile different than that portrayed above from time to time.

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the underlying fund’s securities goes down, the Fund’s investment in the underlying fund decreases in value.

Real Estate Securities Risk. Certain underlying funds are highly concentrated in real estate securities, including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITS are subject to risks associated with management skill and creditworthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund and underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligation), including credit risk of the derivative counterparty.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodities, commodity-related securities and derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Natural Resources Risk. Some of the underlying funds may invest in natural resources companies. Equity and equity-like securities of natural resources companies and associated businesses may be negatively impacted by variations, often rapid, in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, environmental incidents, energy conservation and the success of exploration projects. Therefore, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares for the past four calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the S&P Target Date Retirement Income Index, a broad-based securities market index, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the S&P index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	2nd quarter, 2009	10.12%
Worst Quarter	4th quarter, 2008	–7.91%

The Fund’s year-to-date total return through 9/30/11 was –3.54%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2010)
	Past 1 Year	Life of Fund (since 5/15/06)[1]
SELECT CLASS
Return Before Taxes	11.22%	5.02%
Return After Taxes on Distributions	10.21	3.71
Return After Taxes on Distributions and Sale of Fund Shares	7.34	3.57
CLASS A
Return Before Taxes	6.12	3.78
CLASS C
Return Before Taxes	9.33	4.24
S&P TARGET DATE RETIREMENT INCOME INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	9.36	4.30
LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX
(Reflects No Deduction for Taxes)	9.99	4.97

After-tax returns are shown only for the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Jeffrey A. Geller	2008	Managing Director
Anne Lester	2006	Managing Director
Pat Jakobson	2006	Managing Director
Michael Schoenhaut	2006	Executive Director
Daniel Oldroyd	2010	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This Page Intentionally Left Blank.

SPRO-SRI-ACS-1111